CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Armando Espinoza, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aceway Corp. on Form 10-K for the period ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Aceway Corp. at the dates and for the periods indicated.

Date: August 19, 2014

By:	/s/ Armando Espinoza
Armando Espinoza
Chief Executive Officer
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Aceway Corp. and will be retained by Aceway Corp. and furnished to the Securities and Exchange Commission or its staff upon request.